AMENDMENT NO. 2
                                       to
                           LOAN AND SECURITY AGREEMENT
                            dated as of July 12, 1996


                  THIS AMENDMENT NO. 2 dated as of October 10, 1996 is made by LADD FURNITURE, INC., a North Carolina corporation, AMERICAN FURNITURE COMPANY, INCORPORATED, a Virginia corporation, BARCLAY FURNITURE CO., a Mississippi corporation, CLAYTON-MARCUS COMPANY, INC., a North Carolina corporation, LADD CONTRACT SALES CORPORATION, a North Carolina corporation, LADD INTERNATIONAL SALES CORP., a Barbados corporation, LADD TRANSPORTATION, INC., a North Carolina corporation, LEA INDUSTRIES, INC., a North Carolina corporation, PENNSYLVANIA HOUSE, INC., a North Carolina corporation, PILLIOD FURNITURE, INC., a North Carolina corporation, NATIONSBANK, N.A. (SOUTH), a national banking association ("NationsBank"), FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet" and together with NationsBank, the "Co-Agents"), the financial institutions parties to the Loan Agreement (as hereinafter defined) from time to time (the "Lenders"), and NATIONSBANK as administrative agent for the Lenders (the "Administrative Agent").

                             Preliminary Statements

                  The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of July 12, 1996, as amended by Amendment No. 1 dated as of August 15, 1996 (said Agreement, as so amended, the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

                  In response to the requests of certain Lenders made in connection with their becoming Lenders, the Borrowers, the Lenders, the Co-Agents and the Administrative Agent have agreed to amend the Loan Agreement as hereinafter set forth, upon and subject to all of the terms, conditions and provisions hereof.

                  NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 2, effective as of the date hereof by

                  (a)      amending Section 1.1 Definitions by



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                  (i)      amending the definition "Eligible Assignee" in its
         entirety to read as follows:

                  "Eligible  Assignee"  means,  subject  to  the  provisions  of
         Section 14.3, a commercial bank having total assets in excess of $1,000,000,000, any Affiliate of such a bank that conducts a commercial finance or asset based lending business and is organized under the laws of the United States or any state thereof, and any Lender; provided that if an Assignment Event has occurred, "Eligible Assignee" shall included any Person who would be an "accredited investor" under and as defined in Regulation D of the Securities and Exchange Commission.

                  (ii) amending the definition "Interbank Offered Rate" in its entirety to read as follows:

                  "Interbank Offered Rate" means, for any Eurodollar Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on the Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, that if more than one rate is specified on the Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.


                  (iii) amending the definition "Net Proceeds" by amending the first parenthetical phrase therein in its entirety to read as follows:

         (including, without limitation, payments under notes or other debt securities received in connection with any Asset Disposition, but excluding any proceeds received in connection with the disposition of Daystrom assets or the sale of assets contemplated by the New BOT Transaction)

                  (iv) amending the definition "Permitted Lien" by amending subsection (a) thereof in its entirety to read as follows:


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                  (a) Liens securing taxes,  assessments and other  governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business or the claims of credit card processors under agreements with one or more Borrowers as "merchants" entered into in the ordinary course of such Borrowers' business(es), but (i) in the case of governmental charges or levies and warehousemen or landlords, only if payment shall not at the time be required to be made in accordance with Section 10.6, (ii) further, in the case of warehousemen or landlords, only if such Liens are junior to the Security Interest in any of the Collateral or the Real Estate, and
         (iii) in the case of  merchant  processors,  only if such Liens  affect
         solely  any  funds  of  such   Borrowers   representing   proceeds   of
         transactions   processed  by  such  merchant   processors  and  in  the
         possession and control of such merchant processors in accordance with the terms of their agreements with such Borrowers,

                  (v) adding thereto in proper alphabetical order the following new definition:

                  "Assignment Event" means the occurrence of an Event of Default pursuant to Section 13.1(a), 13.1(g) or 13.1(h) or the occurrence of any other Event of Default that continues for 75 days or more without its being cured or waived by the Lenders (or Required Lenders, as applicable) and the Administrative Agent.

                  (b) amending Section 4.3 Repayment of Term Loan by adding at the end thereof a new sentence to read as follows:

         The final installment of principal of the Term Loan shall be due and payable on the earlier of (i) October 1, 2006 and (ii) the Termination Date.

                  (c)      amending Article 14 by adding thereto a new
Section 14.3 to read as follows:

                  SECTION 14.3. Non-U.S. Lenders. Prior to the Agreement Date or, with respect to any Lender that becomes a Lender after the Agreement Date, prior to the "Effective Date" of the Assignment and Acceptance pursuant to which such Lender became a Lender, each Lender which is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Administrative Agent (i) a letter in duplicate and two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Lender is entitled to receive payments under this Agreement without deduction

                                       -3-

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         or withholding  of any United States federal income taxes,  and (ii) an
         Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax. Each such Lender which delivers a copy of a Form 1001 or 4224 and Form W-8 or W-9 pursuant to the next preceding sentence further undertakes to deliver to the Administrative Agent two further copies of the said letter and Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such letter or form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to the Administrative Agent, and such extensions or renewals thereof as may reasonably be requested by the Administrative Agent, certifying in the case of a Form 1001 or 4224 that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless in any such case an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such letter or form with respect to it and such Lender advises the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax, in which case, all payments by the Borrowers hereunder and under any Note shall be increased by the amount necessary to pay to such Lender, net of any such withholding tax(es) the amount of each payment provided for hereunder.

                  Section 2. Effectiveness of Amendment. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received each of the following documents (in sufficient copies for each Lender):

                  (a) this Amendment duly executed and delivered by each Borrower and the Required Lenders,

                  (b) a certificate of the Secretary of each Borrower having attached thereto the articles or certificate of incorporation and bylaws of such Borrower as in effect on the Amendment Effective Date attached thereto (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Administrative Agent pursuant to the Loan Agreement), and to the further effect that the incumbency certificate and corporate

                                       -4-

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action delivered in connection with the occurrence of the
Effective Date remain in effect, unchanged,

                  (c) a certificate of the President or Financial Officer of LADD to the effect that

                  (i) the representations and warranties of the Borrowers contained in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, and

                  (ii) no Default or Event of Default has occurred and is continuing,

and such statements shall be true, and

                  (d) such other documents, certificates and instruments in connection with the effectiveness of this Amendment as the Administrative Agent or any Lender may reasonably request.

                  Section 3. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  Section 4. Counterpart Execution; Governing Law.

                  (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.



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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           BORROWERS:

                           LADD FURNITURE, INC.


                           By:
                              -------------------------
                              William S. Creekmuir
                              Executive Vice President

                           AMERICAN FURNITURE COMPANY,
                           INCORPORATED


                           By:
                              -------------------------
                              William S. Creekmuir
                              Vice President

                           LEA INDUSTRIES, INC.
                           (a North Carolina corporation)


                           By:
                              -------------------------
                              William S. Creekmuir
                              Vice President

                           BARCLAY FURNITURE CO.


                           By:
                              -------------------------
                              William S. Creekmuir
                              Vice President

                           CLAYTON-MARCUS COMPANY, INC.


                           By:
                              -------------------------
                              William S. Creekmuir
                              Vice President

                           LADD CONTRACT SALES CORP.


                           By:
                              -------------------------
                              William S. Creekmuir
                              Vice President


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                           PENNSYLVANIA HOUSE, INC.


                           By:
                              -------------------------
                              William S. Creekmuir
                              Vice President

                           PILLIOD FURNITURE, INC.


                           By:
                              -------------------------
                              William S. Creekmuir
                              Vice President

                           LADD TRANSPORTATION, INC.


                           By:
                              -------------------------
                              William S. Creekmuir
                              Vice President

                           LADD INTERNATIONAL SALES CORP.


                           By:
                              -------------------------
                              William S. Creekmuir
                              Vice President




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                           AGENTS/LENDERS:

                           NATIONSBANK, N.A. (SOUTH), as
                           Administrative Agent, a Co-Agent
                           and as a Lender


                           By:
                              -------------------------
                              David J. Sapp
                              Vice President

                           FLEET CAPITAL CORPORATION, as a Co-
                           Agent and as a Lender


                           By:
                              -------------------------
                               Name:
                               Title:

                           BANKAMERICA BUSINESS CREDIT, INC.,
                           as a Lender


                           By:
                              -------------------------
                              Name:
                              Title:

                           THE CIT GROUP/BUSINESS CREDIT,
                           INC., as a Lender


                           By:
                              -------------------------
                              Name:
                              Title:

                           SANWA BUSINESS CREDIT CORPORATION,
                           as a Lender


                           By:
                              -------------------------
                              Name:
                              Title:

                           THE FIRST NATIONAL BANK OF BOSTON,
                           as a Lender


                           By:
                              -------------------------
                              Name:
                              Title:


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                           CREDITANSTALT CORPORATE FINANCE,
                           INC., as a Lender


                           By:
                              -------------------------
                              Name:
                              Title:

                           BRANCH BANKING AND TRUST COMPANY,
                           as a Lender


                           By:
                              -------------------------
                              Name:
                              Title:



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